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                       Independent Auditors' Consent


Board of Directors
Smithway Motor Xpress Corp.:

We consent to the use of our report incorporated herein by reference.


                                  /s/ KPMG Peat Marwick LLP
                                      KPMG Peat Marwick LLP
Des Moines, Iowa
August 14, 1996